UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest Event Reported) March 27, 2006

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

                                NEVADA 33-125868
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        (State or other jurisdiction of (IRS Employer Identification No.)
                         incorporation or organization)

               1284 Puerta del Sol Suite 150 San Clemente CA 92673
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               (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 24, 2006, Execute Sports, Inc. (the "Company") has completed a loan transaction with seven individuals (the "Note Holders") in the principal amount of $435,000, evidenced by the secured notes as described in Exhibits 2.1 through
2.7 of this Form 8-K (the "Secured Notes"). Pursuant to the Secured Notes, Execute Sports will pay the Note Holders an annual interest at the rate of 9% to 12% and the Secured Notes will be secured by 1,740,000 shares of the Company's restricted common stock.


Item 9.01 Financial Statements and Exhibits


     (c) Exhibits

     2.1 Secured Promissory Note - Craig Hudson
     2.2 Secured Promissory Note - Chris Beckas
     2.3 Secured Promissory Note - Hector Pineda
     2.4 Secured Promissory Note - Valley Financial Holdings Corporation
     2.5 Secured Promissory Note - Sundar Communications Group, Inc.
     2.6 Secured Promissory Note - Thomas Bridges
     2.7 Secured Promissory Note - Robert Bridges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Dated:  March 27, 2006

                              EXECUTE SPORTS, INC.

                              By /s/ Todd M. Pitcher
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                                 Todd M. Pitcher
                                 President and Secretary